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                                                                Exhibit 10.24


                                ----------------


                              AMENDED AND RESTATED

                           INVESTORS' RIGHTS AGREEMENT


                                ----------------





                                  MAY 10, 1999


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                                TABLE OF CONTENTS

                                                                                                  PAGE
1.       Registration Rights........................................................................1
         1.1      Definitions.......................................................................1
         1.2      Request for Registration..........................................................2
         1.3      Company Registration..............................................................4
         1.4      Obligations of the Company........................................................5
         1.5      Furnish Information...............................................................6
         1.6      Expenses of Demand Registration...................................................6
         1.7      Expenses of Company Registration..................................................7
         1.8      Underwriting Requirements.........................................................7
         1.9      Delay of Registration.............................................................8
         1.10     Indemnification...................................................................8
         1.11     Reports Under Securities Exchange Act of 1934....................................10
         1.12     Form S-3 Registration............................................................11
         1.13     Assignment of Registration Rights................................................12
         1.14     Limitations on Subsequent First Refusal and Registration Rights..................12
         1.15     "Market Stand-Off" Agreement.....................................................13
         1.16     Termination of Registration Rights...............................................13

2.       Covenants of the Company..................................................................13
         2.1      Delivery of Financial Statements and Other Information...........................13
         2.2      Inspection.  So long as an Investor (collectively with its Affiliates)
                  continues to own at least three hundred fifty thousand (350,000) shares of the Company's Preferred Stock or Common Stock issued upon conversion thereof, t.......................................................................14
         2.3      Termination of Information and Inspection Covenants..............................15

3.       Miscellaneous.............................................................................15
         3.1      Successors and Assigns...........................................................15
         3.2      Governing Law....................................................................15
         3.3      Counterparts.....................................................................15
         3.4      Titles and Subtitles.............................................................15
         3.5      Notices..........................................................................15
         3.6      Expenses.........................................................................15
         3.7      Amendments and Waivers...........................................................15
         3.8      Severability.....................................................................16
         3.9      Aggregation of Stock.............................................................16
         3.10     Entire Agreement; Amendment; Waiver..............................................16

SCHEDULES

Schedule A        Schedule of Investors............................................................
Schedule B        Schedule of the Officer..........................................................
Schedule C        Schedule of Founders.............................................................


                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

         THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT ("Agreement") is made as of the 10th day of May 1999 by and between NetZero, Inc., a California corporation (the "Company"), the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor," the officer listed on Schedule B hereto, who shall be referred to as an "Officer" herein, and the founders listed on Schedule C hereto, each of which is referred to herein as a "Founder." This Agreement shall become effective upon the closing of the Purchase Agreement as defined below.

                                    RECITALS

         WHEREAS, the Company and certain of the Investors are parties to the Series D Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement");

         WHEREAS, the Company previously entered into an Amended and Restated Investors' Rights Agreement dated as of January 27, 1999 (the "Prior Agreement") among the Company, certain Investors and the Founders; and

         WHEREAS, in order to induce the Company to enter into the Purchase Agreement and to induce certain of the Investors to invest funds in the Company pursuant to the Purchase Agreement, the Investors, Founders and the Company hereby agree that this Agreement shall govern the rights of the Investors and the Founders to cause the Company to register shares of Common Stock issued or issuable to the Investors and the Founders and certain other matters as set forth herein and, upon the effectiveness of this Agreement, the Prior Agreement shall be terminated and of no further force or effect.

         NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

         1. REGISTRATION RIGHTS. The Company covenants and agrees as follows:

         1.1   DEFINITIONS.  For purposes of this Section 1:

         (a)   The term "Act" means the Securities Act of 1933, as amended.

         (b) The term "Affiliate" means with respect to any corporation, entity or individual, a wholly-owned subsidiary or parent of, or any corporation or entity that is, within the meaning of the Act, controlling, controlled by or under common control with, such corporation, entity or individual.

         (c) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

         (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 1.13 hereof.

         (e) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

         (f) The term "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

         (g) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, (ii) the shares of Common Stock issued or issuable to the Founders or the Officer; provided, however, that as to the Founders, such shares of Common Stock shall not be deemed Registrable Securities and the Founders shall not be deemed Holders for the purposes of Section 1.2 or 1.12, and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock and the shares referenced in (i) and (ii) above, excluding in all cases, however, any Registrable Securities sold by a Holder in a transaction in which such Holder's rights under this Section 1 are not assigned.

         (h) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

         (i) The term "Relative" shall mean, with respect to an individual, such individual's spouse, and the ancestors, lineal descendants and siblings of such individual or such individual's spouse who acquire Registrable Securities by gift, will or intestate succession.

         (j)   The term "SEC" shall mean the Securities and Exchange
Commission.

         1.2   REQUEST FOR REGISTRATION.

         (a)   If the Company shall receive at any time after the earlier of
(i) August 15, 2000, or (ii) one (1) year after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from the Holders (other than the Officer) of at least twenty percent (20%) of the Registrable Securities then outstanding (including the Holders of Registrable Securities attributable to Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock representing at least ten percent (10%) of the Registrable Securities then outstanding) that the Company file a registration statement under the Act covering the registration of at least twenty percent (20%) of such Holders' Registrable

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Securities (or any lesser percentage if the anticipated gross receipts from the offering would exceed $5,000,000), then the Company shall:

               (i) within ten (10) days of the receipt thereof, give written notice of such request to all Holders in accordance with Section 3.5 hereof; and

               (ii) use its best efforts to effect as soon as practicable, the registration under the Act of all Registrable Securities which the Holders request to be registered, subject to the limitations of subsections 1.2(b), (c) and (d), within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5.

         (b) The Holders initiating the registration request hereunder ("Initiating Holders") shall, subject to subsection 1.2(f), distribute the Registrable Securities covered by their request by means of an underwriting, and the Company shall include such information in the written notice referred to in subsection 1.2(a)(i). The underwriter or underwriters will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. The right of any Holder to include such Holder's Registrable Securities in such underwritten registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be eliminated or allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities owned by each Holder at the time of the filing of the registration statement.

         (c) Notwithstanding subsection 1.2(b), if the Company shall furnish to Holders requesting a registration statement pursuant to this
Section 1.2, a certificate signed by the Chief Executive Officer or President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12)-month period.

         (d) Notwithstanding anything else set forth in this Section 1.2, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:


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               (i)    After the Company has effected two registrations
pursuant to this Section 1.2 and (a) such registrations have been declared or ordered effective and did not include shares of Common Stock sold by the Company and (b) the Initiating Holders were able to register and sell at least fifty percent (50%) of the Registrable Securities requested by such Holders to be included in such registration; or

               (ii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

               (iii) Within twelve (12) months of the effective date of another registration effected pursuant to this Section 1.2; or

               (iv) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.12 below.

         (e) The Company may include in any underwritten registration under this Section 1.2 any other shares of Common Stock (including, without limitation, issued and outstanding shares of Common Stock as to which the holders thereof have contracted with the Company for "piggyback" registration rights and all shares of Common Stock held by the Founders, so long as the inclusion in such registration of such shares (i) will not, in the opinion of the managing underwriter of such registration, interfere with the successful marketing in accordance with the intended method of sale or other disposition of all the shares of Registrable Securities sought to be registered by the Holder or Holders of Registrable Securities pursuant to this Section 1.2 and
(ii) will not result in the exclusion from such registration of any Registrable Securities. If it is determined as provided above that there will be such interference, the other shares of Common Stock sought to be included by the Company shall be excluded to the extent deemed appropriate by the managing underwriter of such registration.

         (f) Notwithstanding anything else set forth in this Agreement, the Company shall not be required to effect a registration under this Section 1.2 unless such registration is a firm commitment underwritten offering with a nationally recognized underwriter.

         1.3 COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than (i) a registration relating solely to the sale of securities to participants in a Company stock or stock option plan, (ii) a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities (including, without limitation, a registration in connection with a bona fide business acquisition of or by the Company), or (iii) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice in


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accordance with Section 3.5 of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

         1.4 OBLIGATIONS OF THE COMPANY. Whenever required under this Agreement to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

         (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities (but not including the Registrable Securities held by any Founders) registered thereunder, keep such registration statement effective for a period of up to ninety (90) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 90-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of the managing underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such ninety (90)-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor Rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (i) includes any prospectus required by Section 10(a)(3) of the Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (i) and (ii) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

         (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

         (c) Furnish to the Holders participating in such registration such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

         (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.


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         (e)  In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

         (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the registration statement, prospectus or any document incorporated or deemed to be incorporated therein by reference includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the written request of the holders of a majority of the Registrable Securities registered under such Registration Statement, promptly prepare and furnish to such Holder a reasonable number of copies of a post-effective amendment to the registration statement or a supplement to the prospectus or any document incorporated or deemed incorporated therein by reference so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, the provisions of any underwriting agreement which also deal with the subject matter of this paragraph shall supersede in all respects the provisions of this paragraph.

         (g) Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange on which similar securities issued by the Company are then listed.

         (h) Provide a transfer agent and registrar for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

         1.5   FURNISH INFORMATION.

         (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

         (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 if the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2 or subsection 1.12, whichever is applicable.

         1.6 EXPENSES OF DEMAND REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications

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pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the fees and disbursements of one (1) counsel for the selling Holders selected by the Holders of a majority of the Registrable Securities to be included in such registration shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal or failure to close, (a) the Holders proposing to participate in the registration have learned of a material adverse change in the condition, business, or prospects of the Company not known to such Holders at the time of their request and other than a change resulting from market factors or other matters over which the Company has no control, (b) the facts producing such change were known to the Company at the time of the request or the Company's delay in disclosing such facts resulted in substantial additional expense, and (c) in the case of withdrawal, such Holders have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then such Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2. Notwithstanding anything herein to the contrary, any expenses in excess of $25,000 incurred in connection with any special audit required in connection with a demand registration pursuant to Section 1.2 shall be borne pro rata by the selling Holders.

         1.7 EXPENSES OF COMPANY REGISTRATION. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations, other than underwriting discounts and commissions relating to Registrable Securities, pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, and qualification fees, printers, and accounting fees relating or apportionable thereto and the fees and disbursements of one (1) counsel for the selling Holders selected by them.

         1.8 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the managing underwriter(s) selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned (a) first, to the Company, (b) second, pro rata among the selling Holders (other than the Founders or transferees of the Founders), pro rata according to the total amount of Registrable


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Securities owned by such Holders (c) third, pro rata among the selling
Founders and/or transferees of the Founders according to the total amount of Registrable Securities owned by each such Holder, and (d) fourth, and to the extent additional securities may be included therein, pro rata among the other selling shareholders according to the total amount of Common Stock owned by each such selling shareholder, or in such other proportions as shall mutually be agreed to by such selling shareholders); provided, however, that in no event shall (i) the amount of Registrable Securities of the Holders (other than the Founders or transferees of the Founders) included in the offering be reduced below thirty-three percent (33%) of the total amount of securities included in such offering and (ii) the amount of Registrable Securities of the Founders and/or transferees of the Founders included in the offering be reduced below five percent (5%) of the total number of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the Holders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included. For purposes of the preceding sentence concerning apportionment, for any selling shareholder (i) which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single Holder, and (ii) which is an individual, the Relatives or any trusts for the benefit of the foregoing persons shall be deemed to be a single Holder. Any pro-rata reduction with respect to such Holder shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such Holder, as defined in the preceding sentence. Furthermore, in each case of (B), (C) and (D) above, any pro rata apportionment shall be made according to the total amount of Registrable Securities owned by each applicable Holder at the time of the filing of such Registration Statement.

         1.9 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

         1.10 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

         (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto and any document incorporated or deemed incorporated therein by reference, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any Rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any

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such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; further, that if any losses, claims, damages or liabilities arise out of or are based upon a Violation which did not appear in the final prospectus, the Company shall not have any liability with respect thereto to (i) the Holder or any person who controls such Holder within the meaning of Section 15 of the Act if the Holder delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person or
(ii) any underwriter or any person who controls such underwriter within the meaning of Section 15 of the Act, if such underwriter delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented, if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person.

         (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the gross proceeds from the offering received by such Holder.

         (c)   Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

         (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, that, in no event shall any such contribution under this subsection 1.10(d) exceed the gross proceeds from the offering received by such indemnifying party. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

         (f)   The obligations of the Company and Holders under this Section
1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

         1.11 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other Rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public or after the Company becomes subject to the reporting requirements of the 1934 Act;

         (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

         (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any Rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         1.12 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders (other than the Officer) a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

         (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

         (b) as soon as practicable, use its best efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders (other than the Officer), together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (including any underwriters' discounts or commissions) of less than $500,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty (60) days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve (12)-month period; (4) if the Company has, within the twelve (12)-month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 1.12; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

         (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holder or Holders. All expenses incurred in connection with the first three (3) registrations requested pursuant to this
Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company, but excluding any underwriters' discounts or commissions associated with Registrable Securities, shall be borne by the Company. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Section 1.2.

         1.13 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities provided: (a) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.15 below; (c) such transferee or assignee (i) is a stockholder, constituent partner (including limited partner), Affiliate or Relative of the transferring Holder (or trust for the benefit of one of the foregoing) and agrees to act through a single representative with the Holder for the purpose of exercising rights, receiving notices and taking action hereunder, or (ii) acquires all of the shares of Registrable Securities held by such Holder or at least one hundred thousand (100,000) shares of such Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), and (d) such transfer or assignment shall be effective only if immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Act. Any such transferee or assignee shall be subject to all rights and obligations hereunder and, if requested by the Company, shall agree in writing to be bound by the terms of this Agreement.

         1.14  LIMITATIONS ON SUBSEQUENT FIRST REFUSAL AND REGISTRATION RIGHTS.

         (a) From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities (but not including the Registrable Securities held by the Founders), enter into any agreement with any holder or prospective holder of any securities of the Company which would (i) allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its or his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2; or (ii) give such holder or prospective holder any "piggy-back" registration rights superior to those provided to the Holders by
Section 1.3 of this Agreement.

         (b) From and after the date of this Agreement, the Company shall grant the Holders any registration rights and any rights of first refusal granted to subsequent purchasers of the Company's equity securities to the extent that such subsequent rights are superior, in the good faith judgment of the Board of Directors, to those granted to the Holders by this Agreement.

         1.15 "MARKET STAND-OFF" AGREEMENT. Each Investor, each Founder and the Officer hereby agrees that, during the period of duration specified by the Company and the managing underwriter of Common Stock or other securities of the Company but not to exceed one hundred eighty (180) days, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration and any securities acquired in the first registered public offering of the Company's common stock or in an open market transaction thereafter; provided, however, that such Holder shall be subject to the market stand-off provisions of this
Section 1.15 only if the officers and directors of the Company are also subject to similar arrangements.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Notwithstanding the foregoing, the obligations described in this Section 1.15 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or a similar form which may be promulgated in the future.

         1.16  TERMINATION OF REGISTRATION RIGHTS.

         (a) No Holder shall be entitled to exercise any right provided for in this Section 1 and such Holder's securities shall no longer be deemed to be Registrable Securities after four (4) years following the consummation of the first underwritten public offering of shares of Common Stock, registered under the Securities Act of 1933, as amended, in connection with which the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are converted into Common Stock.

         (b) In addition, the right of any Holder to request registration or inclusion in any registration pursuant to Section 1.3 shall be terminated at such time as all of the shares of Registrable Securities held or entitled to be held upon conversion by such Holder are eligible to be sold under Rule 144 during any ninety (90)-day period, regardless of whether such sale is otherwise restricted pursuant to any contractual obligations.

         2.    COVENANTS OF THE COMPANY.

         2.1 DELIVERY OF FINANCIAL STATEMENTS AND OTHER INFORMATION. So long as an Investor and/or an Affiliate thereof continues to own at least three hundred fifty thousand

(350,000) shares of the Company's Preferred Stock or Common Stock issued upon conversion thereof, the Company shall deliver to each such Investor:

         (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, a consolidated statement of operations and consolidated statement of cash flows for such fiscal year, a consolidated balance sheet of the Company and statement of shareholder's equity as of the end of such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("gaap"), and audited and certified by independent public accountants selected by the Company;

         (b)   as soon as practicable, but in any event within forty-five
(45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited consolidated balance sheet of the Company and its subsidiaries (if any), as of the end of each such quarterly period, and unaudited consolidated statements of operations and statements of cash flows of the Company and its subsidiaries (if any), for such quarterly period, prepared in accordance with generally accepted accounting principles (other than accompanying notes), subject to changes resulting from year-end adjustments;

         (c) as soon as practicable, but in any event at least thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year and, as soon as prepared, any other budgets or revised budgets, reports of adverse developments, management letters, communications with shareholders, press releases, registration statements and any other such information; and

         (d) as soon as practicable, after the end of the first and second month of each quarterly accounting period, if available, a consolidated balance sheet of the Company and its subsidiaries (if any), as of the end of each such monthly period, and, if available, consolidated statements of operations and consolidated statements of cash flows of the Company and its subsidiaries (if any), for such period, prepared in accordance with generally accepted accounting principles (other than accompanying notes), subject to changes resulting from quarter-end and year-end adjustments;

         (e) provided, however, that the Company shall not be obligated under any subsection of this Section 2.1 to provide information which it deems in good faith to be a trade secret.

         2.2 INSPECTION. So long as an Investor (collectively with its Affiliates) continues to own at least three hundred fifty thousand (350,000) shares of the Company's Preferred Stock or Common Stock issued upon conversion thereof, the Company shall permit such Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

         2.3 TERMINATION OF INFORMATION AND INSPECTION COVENANTS. The covenants set forth in Sections 2.1 and 2.2 shall be suspended as to the Investors and have no force or effect for so long as the Company is subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act.

         3.    MISCELLANEOUS.

         3.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         3.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

         3.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         3.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         3.5 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

         3.6 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         3.7 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then held by the Investors; provided, however, any amendment or waiver that would affect the rights of any Holder of Registrable Securities in a manner different than the Holders of other Registrable Securities shall also require the written consent of such differently affected Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable

Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

         3.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         3.9 AGGREGATION OF STOCK. All shares of Registrable Securities held or acquired by Affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

         3.10 ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersedes any prior agreement or understanding with respect thereto. Upon the effectiveness of this Agreement, the Prior Agreement shall be terminated and of no further force or effect.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                  COMPANY:

                                  NETZERO, INC.

                                  By: /s/ MARK R. GOLDSTON
                                      -----------------------------------------
                                      Mark R. Goldston, Chief Executive Officer

                                  Address:   2555 Townsgate Road
                                             Westlake Village, CA 91361

                                  INVESTORS:

                                  CPQ HOLDINGS, INC.

                                  By: /s/ MICHAEL J. LARSON
                                      -----------------------------------------
                                  Its:
                                      -----------------------------------------
                                      By:
                                          -------------------------------------
                                      Name:
                                           ------------------------------------
                                      Its:
                                          -------------------------------------

                                  Address:    20555 State Highway 249
                                              MS 110701
                                              Houston, TX 77070
                                              Attn:  Office of General Counsel

                                  with
                                  copies to:  Compaq Computer Corporation
                                              20555 State Highway 249
                                              MS 110812
                                              Houston, TX 77070
                                              Attn:  Michael J. Larson

                              IDEALAB! CAPITAL PARTNERS I-A, L.P.

                              By: /s/ WILLIAM S. ELKUS
                                  --------------------------------------------
                                  William S. Elkus, Manager Member
                                  idealab! Capital Management I, LLC
                                  General Partner of idealab! Capital Partners
                                  I-A, L.P.

                              Address:   130 West Union Street
                                         Pasadena, CA 91103


                              IDEALAB! CAPITAL PARTNERS I-B, L.P.

                              By: /s/ WILLIAM S. ELKUS
                                  --------------------------------------------
                                  William S. Elkus, Manager Member
                                  idealab! Capital Management I, LLC
                                  General Partner of idealab! Capital Partners
                                  I-B, L.P.

                              Address:   130 West Union Street
                                         Pasadena, CA 91103

                              IDEALAB! HOLDINGS, L.L.C.

                              By: /s/ MARCIA GOLDSTEIN
                                  --------------------------------------------
                              Name:
                                  --------------------------------------------
                              Its:
                                  --------------------------------------------

                              Address:    130 West Union Street
                                          Pasadena, CA 91103

                              DRAPER FISHER JURVETSON FUND V, L.P.

                              By: /s/ TIM DRAPER
                                  -------------------------------------------
                              Name:
                                  -------------------------------------------
                              Its:
                                  -------------------------------------------

                              Address:    400 Seaport Court, Suite 350
                                          Redwood City, CA 94063

                              DRAPER FISHER JURVETSON PARTNERS V, LLC

                              By: /s/ TIM DRAPER
                                  -------------------------------------------
                              Name:
                                  -------------------------------------------
                              Its:
                                  -------------------------------------------

                              Address:    400 Seaport Court, Suite 350
                                          Redwood City, CA 94063

                              FOUNDATION CAPITAL II, L.P.
                              BY:  FOUNDATION CAPITAL MANAGEMENT II, LLC

                              By: /s/ PAUL G. KOONTZ
                                  -------------------------------------------
                              Name:
                                  -------------------------------------------
                              Its:              Manager

                              Address:    70 Willow Road, Suite 200
                                          Menlo Park, CA 94025

                              FOUNDATION CAPITAL II ENTREPRENEURS FUND, LLC
                              BY:  FOUNDATION CAPITAL MANAGEMENT II, LLC

                              By: /s/ PAUL G. KOONTZ
                                  -------------------------------------------
                              Name:
                                  -------------------------------------------
                              Its:              Manager

                              Address:    70 Willow Road, Suite 200
                                          Menlo Park, CA 94025

                              FOUNDATION CAPITAL II PRINCIPALS FUND, LLC
                              BY:  FOUNDATION CAPITAL MANAGEMENT II, LLC

                              By: /s/ PAUL G. KOONTZ
                                  -------------------------------------------
                              Name:
                                  -------------------------------------------
                              Its:              Manager

                              Address:     70 Willow Road, Suite 200
                                           Menlo Park, CA 94025

                              CALIFORNIA EMERGING VENTURES, LLC

                              By: /s/ CLINTON P. HARRIS
                                  -------------------------------------------
                              Name:
                                  -------------------------------------------
                              Its Member and General Partner of Grove Street Advisors, LLC, Manager for California Emerging Ventures, LLC

                              Address:     20 Williams Street, Suite 230
                                           Wellesley, MA  02481
                              /s/ CHARLES S. HILLIARD
                              -----------------------------------------------
                              Charles S. Hilliard

                              Address:     2555 Townsgate Road
                                           Westlake Village, CA 91361

                              /s/ MICHAEL BRONNER
                              -----------------------------------------------
                              Michael Bronner

                              Address:
                                           ----------------------------

                                           ----------------------------

                              /s/ JOHN M. MACALUSO
                              -----------------------------------------------
                              John M. Macaluso

                              Address:     ----------------------------

                                           ----------------------------

                              /s/ ALLAN LEVOW
                              -----------------------------------------------
                              Allan Levow

                              Address:     ----------------------------

                                           ----------------------------

                              OFFICER:

                              /s/ MARK GOLDSTON
                              -----------------------------------------------
                              MARK GOLDSTON


                              FOUNDERS:

                              /s/ RONALD T. BURR
                              -----------------------------------------------
                              RONALD T. BURR

                              /s/ STACY A. HAITSUKA
                              -----------------------------------------------
                              STACY A. HAITSUKA

                              /s/ MARWAN A. ZEBIAN
                              -----------------------------------------------
                              MARWAN A. ZEBIAN

                              /s/ HAROLD R. MACKENZIE
                              -----------------------------------------------
                              HAROLD R. MACKENZIE